July 19, 2024

Star Equity Holdings Announces Closing of Two Sale-Leaseback Transactions

Monetizes Two Real Estate Assets for $8.3 Million

Proceeds to be Deployed into Accretive Acquisitions

Old Greenwich, CT. - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star” or the “Company”), a diversified holding company, announced today that Star Real Estate Holdings USA, Inc. (“SRE”), the real estate arm of the Company’s Investments division, has closed two sale-leaseback transactions for its South Paris, Maine and Big Lake, Minnesota facilities, totaling approximately $8.3 million in net proceeds before capital gains taxes, if any.

Under the terms of the transactions, SRE sold its:
-South Paris, ME manufacturing facility operated by KBS Builders, Inc. (“KBS”), Star’s modular manufacturing business, for approximately $5.6 million in net proceeds, and
-Big Lake, MN supply center and lumber yard facility operated by Glenbrook Building Supply, Inc. (“Glenbrook”), Star’s building supplies distribution business, for approximately $2.7 million in net proceeds. This operating facility was acquired by Star in October 2023 with the Company’s acquisition of Big Lake Lumber Inc.

Simultaneously, the Company, through its wholly owned subsidiaries, entered into lease agreements as follows:
-KBS entered into a 20-year lease agreement for the South Paris facility, with the right to extend for up to an additional 20 years, and
-Glenbrook, along with EdgeBuilder, Inc., entered into a 15-year lease agreement for the Big Lake facility, with the right to extend for an additional 10 years.

KBS and Glenbrook will continue to operate the facilities pursuant to the respective leases, and the transactions will have no impact on the businesses’ operations. Following the closing of these two leaseback-transactions, Star owns two additional facilities: a 60,000 sq. ft. glulam manufacturing facility in Colfax, Wisconsin (acquired in June 2024, following the closing of the acquisition of Timber Technologies in May 2024), and a 90,000 sq. ft manufacturing facility (currently idle) in Oxford, Maine.

“We are excited to announce the closing of these transactions, which align with Star’s commitment to strategic capital allocation and the prioritization of EBITDA-generating assets,” commented David Noble, CFO of Star. “The proceeds generated from these transactions position us well to pursue our long-term growth strategy, which includes acquisitions within our existing divisions or the addition of new business segments. The recent acquisition of Timber Technologies exemplifies execution on this strategy, significantly increasing Star’s cash flow and diversifying revenue. With the closing of these sale-leasebacks, we look forward to pursuing similarly accretive transactions in the future.”

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company currently composed of two divisions: Building Solutions and Investments.

Building Solutions

Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
David Noble	Lena Cati

CFO	212-836-9611 / lcati@equityny.com
203-489-9502	Katie Murphy
admin@starequity.com	212-836-9612 / kmurphy@equityny.com